FOURTH AMENDMENT TO CREDIT AGREEMENT

            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of November 13, 2002, by and among NUI CORPORATION, a New Jersey corporation (the "Borrower"); the lenders from time to time parties thereto (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as Agent for the Lenders (in such capacity, with its successors and assigns, the "Agent"); PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, with its successors and assigns, the "Syndication Agent"); and FIRST UNION NATIONAL BANK, as Documentation Agent (in such capacity, with its successors and assigns, the "Documentation Agent").

RECITALS

            A.            The Borrower, the Lenders, the Agent, the Syndication Agent and the Documentation Agent are parties to that certain Credit Agreement dated as of December 19, 2001, as amended through the date hereof (the "Credit Agreement").  Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

            B.            The Borrower has requested that the Termination Date be extended from December 18, 2002 to February 12, 2003, with pricing adjustments to be effective from and after December 19, 2002, all as set forth below.

            C.            The Lenders are willing to consent to such amendments on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.            AMENDMENTS TO CREDIT AGREEMENT.         Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

A.            Extension of Termination Date.  Section 1.1 of the Credit Agreement is amended by deleting the definition of "Termination Date" set forth therein and substituting the following:

"Termination Date" means February 12, 2003, unless earlier terminated in accordance with the terms hereof.

B.            Pricing.

1.            Effective December 19, 2002,the definition of "Applicable Euro-Rate Margin" set forth in Section 1.1 of the Credit Agreement is amended by deleting the table set forth therein and substituting the following:

Senior Unsecured Debt Rating	Applicable Euro-Rate Margin
Level 1 Greater than or equal to A-/A3	75.0
Level 2 BBB+/Baa1	85.0
Level 3 BBB/Baa2	95.0
Level 4 BBB-/Baa3	105.0
Level 5 Rated less than BBB-/Baa3	190.0

 2.            For the convenience of the parties, the amendment of the table included in the definition of Facility Fee Rate effected as of October 25, 2002 pursuant to the Third Amendment to Credit Agreement among the parties executed on such date is set forth in its entirety below:

Senior Unsecured Debt Rating	Facility Fee Rate
Level 1 Rated greater than or equal to A-/A3	12.5
Level 2 BBB+/Baa1	15.0
Level 3 BBB/Baa2	17.5
Level 4 BBB-/Baa3	20.0
Level 5 Rated less than BBB-/Baa3	35.0

II.            REDUCTION OF COMMITMENTS.  Effective as of December 18, 2002, at the Borrower's request under Section 2.10 of the Credit Agreement, the aggregate Commitments shall be permanently reduced from $80,000,000 to $55,000,000.  Each Lender's Commitment, after giving pro rata effect to such reduction, is set forth opposite its name on the signature page hereto.

III.            REFERENCES IN LOAN DOCUMENTS; CONFIRMATION.  All references to the "Credit Agreement" in any Loan Documents shall, from and after the date hereof, refer to the Credit Agreement as amended by this Amendment.  All Loan Documents heretofore executed by the Borrower shall remain in full force and effect and, by the execution of this Amendment by the Borrower, such Loan Documents are hereby ratified and affirmed.

IV.            REPRESENTATIONS, WARRANTIES AND COVENANTS.  The Borrower hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

            A.            The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower.

            B.            The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.  Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect.  As of the date hereof, after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing.

            C.            Neither the Borrower, nor any of the Guarantors, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with, or as a condition to, the execution, delivery or performance of this Amendment by such party.

            D.            This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity.

V.            CONDITIONS.   The willingness of the Agent and the Lenders to amend the Credit Agreement is subject to the satisfaction of the following conditions precedent:

            A.            The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            1.            On or before the date hereof:

                        (a)  This Amendment;

                        (b)  The Confirmation of Guaranty executed by the Guarantors; and

            (c)  True and complete copies of (i) any required stockholders' and/or directors' consents and (ii) any resolutions required for the due authorization of the execution, delivery and performance by the Borrower of this Amendment, certified by a duly authorized officer of the Borrower.

            2.            Such other supporting documents and certificates as the Agent, any Lender or their counsel may reasonably request within the time period(s) reasonably designated by the Agent, such Lender or their counsel.

            B.            All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel and to the Lenders' counsel.

VI.            MISCELLANEOUS.

            A.            As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

            B.            This Amendment shall be governed by, and construed in accordance with, the law of the State of New Jersey.

            C.                    This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next pages are the signature pages.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby,

have caused this Fourth Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:                        NUI CORPORATION

By: /S/  Joyce M. Fajnor                                             By: /S/ Charles N. Garber

Name:  Joyce M. Fajnor                                             Name: Charles N. Garber

Title:    Assistant Secretary                                              Title: Vice President of Finance & Treasurer

By: /S/  Joyce M. Fajnor                                             By: /S/ A. Mark Abramovic

Name:  Joyce M. Fajnor                                             Name: A. Mark Abramovic

Title:    Assistant Secretary                                              Title: Sr. VP, COO and CFO

FLEET NATIONAL BANK,

in its capacity as the Agent hereunder

By:  /S/  Stephen J. Hoffman

Name:   Stephen J. Hoffman

Title:     Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            FLEET NATIONAL BANK

$11,000,000.00

Commitment Percentage:                        By:  /S/  Stephen J. Hoffman

            0.200000%     Name:   Stephen J. Hoffman

            Title:     Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            PNC BANK, NATIONAL ASSOCIATION

$9,777,777.78

Commitment Percentage:                        By:     /S/  Michael Richards

            0.177778%     Name:      Michael Richards

            Title:       Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            FIRST UNION NATIONAL BANK

$9,777,777.78

Commitment Percentage:                        By:      /S/  Rotcher Watkins

            0.177778%     Name:       Rotcher Watkins

            Title:        Managing Director

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:BANK OF TOKYO-MITSUBISHI TRUST

            $7,333,333.33COMPANY

Commitment Percentage:

            0.133333%     By:     /S/  J. William Rhodes

                        Name:      J. William Rhodes

            Title:       Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            CITIZENS BANK

$7,333,333.33

Commitment Percentage:                        By:     /S/   Michael Ovellet

            0.133333%     Name:       Michel Ovellet

            Title:        Vice President

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            CIBC INC.

$6,111,111.11

Commitment Percentage:                        By:      /S/  George Knight

            0.111111%     Name:       George Knight

            Title:         Managing Director

                                                                                        CIBC World Markets Corp as Agent

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Lender has caused this Fourth Amendment to Credit Agreement by and among NUI CORPORATION, THE LENDERS PARTY HERETO and FLEET NATIONAL BANK, as Agent, to be executed by its duly authorized officers as of the date first above written.

Commitment After Reduction:            MELLON BANK, N.A.

            $3,666,666.67

Commitment Percentage:                        By:      /S/  Roger N. Stanier

            0.066667%     Name:       Roger N. Stanier

            Title:         Vice President

CONFIRMATION OF GUARANTY

            Each of the undersigned Guarantors hereby joins in the execution of the foregoing Fourth Amendment to Credit Agreement, dated November 13, 2002 and effective as of December 19, 2002 (the "Amendment"), to which this Confirmation of Guaranty is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment and (2) to confirm and ratify its Guaranty Agreement (the "Guaranty") entered into as required under such Credit Agreement, dated as of December 19, 2001, in favor of the Agent on behalf of the Lenders, which Guaranty remains in full force and effect.  Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, as amended.

Each of the undersigned Guarantors hereby agrees that the representations and warranties contained in the Credit Agreement and the other Loan Documents with respect to the undersigned are true and correct in all material respects on and as of the date hereof as though made at and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.  Since the Closing Date, no event or circumstance has occurred or exists which could reasonably be expected to have Material Adverse Effect.  As of the date hereof and after giving effect to the Amendment, no Potential Default or Event of Default has occurred and is continuing.

                                                                             NUI CAPITAL CORP.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title:  Vice President

                                                                             UTILITY BUSINESS SERVICES, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             NUI ENERGY BROKERS, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             NUI ENERGY SOLUTIONS, INC.

                                                                             By:    /S/  Patti Helfer

                Title:  Treasurer

                                                                             By:  /S/  Robert F. Lurie

                Title: President

                                                                             NUI ENVIRONMENTAL GROUP, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             NUI ENERGY, INC.

                                                                             By:    /S/  Patti Helfer

                Title:  Treasurer

                                                                             By:  /S/  Robert F. Lurie

                Title: President

                                                                             NUI INTERNATIONAL, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             NUI TELECOM, INC.

                                                                             By:    /S/  Patti Helfer

                Title:  Treasurer

                                                                             By:  /S/  Robert F. Lurie

                Title: President

                                                                             NUI SERVICE, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             NUI SALES MANAGEMENT, INC.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President

                                                                             T.I.C. ENTERPRISES, L.L.C.

                                                                             By:    /S/  Charles N. Garber

                Title: Treasurer

                                                                             By:    /S/  A. Mark Abramovic

                Title: Vice President